FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2022
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENT

NOTE 26 — FAIR VALUE MEASUREMENT

The following table sets forth by Level within the fair value hierarchy our financial assets and liabilities that were accounted for at fair value on a recurring basis on December 31, 2021 and 2022 according to the valuation techniques we used to determine their fair values. There have been no transfers of assets or liabilities among the fair value hierarchies presented.

	Fair Value Measurement
	Level 1	Level 2	Level 3	Total	Total
	HK$’000	HK$’000	HK$’000	HK$’000	US$’000
Balance as of December 31, 2021
Equity investments at fair value	—	—	1,312	1,312	168

Balance as of December 31, 2022
Equity investments at fair value	—	—	94	94	12
Financial assets – Listed securities outside Hong Kong	31	—	—	31	4

Management has assessed that the fair values of trade and note receivables, trade payable, prepayments, other receivable and other assets, trade payable, other payables and accruals, short-term borrowings, approximate to their carrying mounts largely due to the short-term nature. The carrying amount of lease liabilities, short-term borrowings and corporate bonds payable approximate their fair values since they bear an interest rate which approximates market interest rate. Observable inputs are based on market data obtained from independent sources. The financial assets — call options at fair value, equity investments at fair and Promissory Notes are measured using unobservable inputs that require a high level of judgment to determine fair value, and thus classified as Level 3.